UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 30, 2023, Mallinckrodt plc (hereinafter “Mallinckrodt” or the “Company”) reached an agreement with the Securities and Exchange Commission (the “SEC”) to resolve the SEC staff’s previously disclosed investigation into the Company’s disclosures relating to (a) a now resolved dispute with the Centers for Medicare and Medicaid Services (“CMS”) over the base date average manufacturer price for Acthar® Gel under the Medicaid Drug Rebate Program, which was also the subject of litigation that the Company filed against CMS in May 2019 and (b) the civil investigative demand received by the Company from the U.S. Attorney’s Office for the District of Massachusetts in January 2019 related to the Company’s dispute with CMS. Specifically, Mallinckrodt consented to the entry of an Order Instituting Cease-And-Desist Proceedings Pursuant to Section 8A of the Securities Act and Section 21C of the Exchange Act, Making Findings, and Imposing a Cease-And-Desist Order (the “Order”). The Order includes findings by the SEC that are neither admitted nor denied by Mallinckrodt and directs Mallinckrodt to cease and desist from committing or causing any violations and any future violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, as amended, Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act of 1934, as amended (the “Exchange Act”), and Exchange Act Rules 12b-20, 13a-1, 13a-13, and 13a-15(a).  In addition, the Order requires Mallinckrodt to retain a compliance consultant (the “Consultant”) to review the Company’s disclosure controls and procedures relating to collection and assessment of information concerning potential risks, contingencies, trends, and uncertainties, and the implementation and sufficiency of the Company’s internal accounting controls related to GAAP ASC 450. Under the terms of the Order, Mallinckrodt will implement recommendations of the Consultant.

The Order does not require Mallinckrodt to pay fines, disgorgement, or penalties. The Company understands that the SEC does not intend to take action against any of Mallinckrodt’s current or former directors, officers, or employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary

Date: November 30, 2023